UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2026
Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 West Liberty Street, 12th Floor, Reno, Nevada 89501
(Address of principal executive offices, including zip code)
(775) 328-0100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its 2026 Annual Meeting on June 9, 2026. Present at the 2026 Annual Meeting, either in person or by proxy, were holders of 179,300,597 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares. At the 2026 Annual Meeting, the Company’s shareholders considered three proposals. Each of the proposals is discussed briefly below and is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026 (the “Proxy Statement”).
Proposal 1: Election of Directors
The shareholders elected the Company’s nominees to the Board. The nominees for election to the Board, the number and type of votes cast with respect to each nominee, as well as the number of broker non-votes with respect to each nominee, were as follows:

Nominee	Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
Gary L. Carano	153,654,389	97.7%	3,541,728	2.3%	56,619	22,047,861
Bonnie S. Biumi	155,167,075	98.7%	2,007,368	1.3%	78,293	22,047,861
Jan Jones Blackhurst	155,078,470	98.7%	2,097,106	1.3%	77,160	22,047,861
Frank J. Fahrenkopf, Jr.	138,676,487	88.2%	18,505,815	11.8%	70,434	22,047,861
Kim Harris Jones	155,542,635	98.9%	1,652,800	1.1%	57,301	22,047,861
Jesse Lynn	156,714,584	99.7%	479,603	0.3%	58,549	22,047,861
Courtney R. Mather	156,207,893	99.4%	987,563	0.6%	57,280	22,047,861
Ted Papapostolou	151,977,304	96.7%	5,214,008	3.3%	61,424	22,047,861
Michael E. Pegram	155,779,341	99.1%	1,415,744	0.9%	57,651	22,047,861
Thomas R. Reeg	156,565,166	99.6%	631,783	0.4%	55,787	22,047,861
David P. Tomick	153,220,598	97.5%	3,974,898	2.5%	57,240	22,047,861
Each of the foregoing directors was elected by a majority of the votes cast at the 2026 Annual Meeting at which a quorum was present.
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
134,624,250	85.7%	22,548,056	14.3%	80,430	22,047,861
The foregoing Proposal 2 was approved.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The shareholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The number and type of votes cast with respect to the proposal were as follows:

Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
178,889,019	99.8%	317,670	0.2%	93,908	—
The foregoing Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date:	June 11, 2026	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Chief Legal Officer, Executive Vice President and Secretary